ANNUAL REPORT
December 31, 2000

                              THE SALOMON BROTHERS
                                    FUND INC

SHAREHOLDER LETTER

To Our Shareholders:

We are pleased to provide you with the annual report for the Salomon Brothers Fund ("Fund") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the twelve months ended December 31, 2000, the Fund returned a negative 1.99% based on net asset value ("NAV"). In comparison, the Standard & Poor's 500 Index ("S&P 500") 1 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

SPECIAL SHAREHOLDER NOTICES

We are pleased to announce that on December 22, 2000, Mark McAllister joined the portfolio management team as a co-manager of the Fund. Mark joined Salomon Brothers Asset Management in August of 1999 as an equity analyst and a director of the firm. Mark is also co-manager of the Salomon Brothers Investors Value Fund. Mark will share portfolio management responsibilities with Michael Kagan, who continues on as the lead portfolio manager for Salomon Brothers Fund, a position he has held since 1998.

The Fund's rights offering expired on June 19, 2000, the Fund raised $69,030,386 by issuing 3,992,766 shares at a subscription price of $17.29 per share.

-------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 A basis point is 0.01% or one one-hundredth of a percent.

MARKET AND ECONOMIC OVERVIEW

After four extraordinary years of over 20% annual returns, the stock market declined in 2000. It is common for the stock market to fall in years when economic growth slows sharply, as it did last year, and in 1994 and 1990, the last two market declines. The U.S. grew at a extraordinarily rapid pace during the first half of 2000, up over 8%, but decelerated so quickly in the fourth quarter of 2000 that the Federal Reserve Board ("Fed") cut interest rates by 50 basis points 2 the first week of 2001. 3

The past year was a volatile market environment. Technology stocks were the market leaders from October 1999 to March 2000, but fell sharply in the spring, only to recover during the summer and decline again in the autumn and winter. We view the second decline as more significant, as it was driven by weaker fundamentals. The earnings outlook for semiconductor, PC companies and telecommunications equipment makers weakened noticeably over the summer and fall.

The best performing stocks during the second half of 2000, financials and utilities, were in the sectors that traditionally benefit most from a lower interest rate environment. Also, value stocks 4 performed better than growth stocks. 5

Standout performers for the Salomon Brothers Fund during 2000 included Nabisco Group Holdings, Coastal Corporation, Safeway, the Bank of New York and Corning Glass.

----------------
3 On January 31, 2001 after this letter was written the Fed cut interest rates by an additional 50 basis points.
4 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.
5 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1

INVESTMENT STRATEGY

The Fund owns stocks in large-capitalization companies, which are typically valued at over $10 billion. We own a mixture of growth and value stocks. The overall valuation of the Fund will seek to be similar to that of the market, or modestly cheaper.

We are risk-averse investors. We have a bias towards owning high-quality companies with strong balance sheets. We carefully examine the accounting procedures of the companies that we invest in, and we will not purchase the stocks of companies whose accounting we consider to be aggressive. The Fund is highly diversified, with industry exposure similar to that of the broad market.

We attempt to beat the stock market (the S&P 500) by owning better stocks and avoiding weak stocks. For example, we own a large position in Kimberly Clark, 1.7% of the Fund at December 31, 2000, but we own no position whatsoever in Proctor & Gamble. Kimberly Clark is the largest producer in the world of diapers and tissue, while Proctor & Gamble is number two. Kimberly Clark has steadily gained market share from Proctor & Gamble, in both diapers and tissue, during the past two years. Kimberly Clark will grow its earnings per share about 11% this year and is forecasted to grow its earnings by 12% next year. Proctor & Gamble's earnings growth rate is only about 3% this year and forecasted at 6% next year. Yet, Proctor & Gamble is 30% more expensive than Kimberly Clark on a price/earnings ("P/E") 6 ratio. Both companies are large, high- quality, consumer products companies -- but Kimberly Clark seems to us to be a superior investment on every metric that we use.

---------------
6 The P/E ratio is the price of a stock divided by its earnings per share.

MARKET OUTLOOK

The current direction of the U.S. economy seems unclear. The industrial economy appears to us to be in a recession, yet consumer spending remains at a high level. While we are confident that the Federal Reserve interest rate cut will prevent anything worse than a mild recession in 2001, we are concerned that the U.S. consumer is "spent out" after the ten-year economic boom. In particular, auto and housing sales remain well above trend line rates. We believe that the U.S. economy is at risk of a double-dip recession in 2002.

Normally, an environment where the Federal Reserve is lowering interest rates is one where a portfolio should be aggressive. But our concern for the fragility of any economic bounce prevents us from taking this position.

Therefore, the Fund is positioned somewhat defensively. Although the portfolio's sector weightings are very similar to those of the S&P 500, the Fund's portfolio is overweight in telecommunications, and is underweight in capital goods and technology stocks. Instead of highly cyclical companies such as Caterpillar, we own companies with a history of earnings growth through recessions, such as Emerson Electric. Preservation of capital is important to us, and we strive to avoid stocks that might decline sharply.

Although the Nasdaq Composite Index 7 has fallen by half since its March 2000 highs, we remain concerned that many technology stocks are still too expensive. In particular, we confess to being mystified by the valuation of semiconductor stocks, which are selling at over four times sales, despite an onslaught of new capacity due to come online in 2001.

------------
7 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

We hold large positions in two retailers, Costco and Federated Department Stores, which have continued to grow their sales through the slowdown. AT&T sells at a discount to the value of its cable operations, in essence offering investors its wireless and long distance operations for free. Motorola, with what we consider to be a battleship-like balance sheet and strong franchises, trades at less than one quarter the valuation of peers such as Texas Instruments. Despite our caution, we see numerous opportunities to earn good returns in stocks, especially in those stocks that performed poorly in 2000.

All of us at Salomon Brothers Asset Management Inc appreciate your investment in the Salomon Brothers Fund.

Cordially,

/s/ Heath B. McLendon              /s/ Michael A. Kagan
Heath B. McLendon                  Michael A. Kagan
Chairman and President             Executive Vice President

January 22, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 11 THROUGH 14 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

TOP TEN HOLDINGS*                                        AS OF DECEMBER 31, 2000

 1. THE BANK OF NEW YORK CO., INC.                                          3.6%
--------------------------------------------------------------------------------
 2. COSTCO WHOLESALE CORP.                                                  2.9
--------------------------------------------------------------------------------
 3. FEDERATED DEPARTMENT STORES, INC.                                       2.8
--------------------------------------------------------------------------------
 4. VERIZON COMMUNICATIONS                                                  2.7
--------------------------------------------------------------------------------
 5. CISCO SYSTEMS, INC.                                                     2.6
--------------------------------------------------------------------------------
 6. MERCK & Co., Inc.                                                       2.4
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                      2.2
--------------------------------------------------------------------------------
 8. Safeway Inc.                                                            2.2
--------------------------------------------------------------------------------
 9. Microsoft Corp.                                                         2.1
--------------------------------------------------------------------------------
 10. The Coastal Corp.                                                      2.1
--------------------------------------------------------------------------------

* As a percentage of total net assets.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  3

TAKE ADVANTAGE OF THE FUND'S
DIVIDEND REINVESTMENT PLAN!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan (the "Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 25 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock.bankofny.com.

IMPORTANT MESSAGE TO SHAREHOLDERS

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

RECORD OF A SHARE OF STOCK (UNAUDITED)

                                                                                                                      NET ASSET
                              DISTRIBUTIONS DECLARED FROM                                     CAPITAL GAIN            VALUE PLUS
                         ------------------------------------         NET ASSET VALUE         DISTRIBUTIONS          CAPITAL GAIN
YEAR                       INCOME              CAPITAL GAIN             END OF YEAR           (CUMULATIVE)          DISTRIBUTIONS*
----------------------------------------------------------------------------------------------------------------------------------
1929                          --                       --                 $ 3.81                     --                 $ 3.810
1930                       $0.094                      --                   3.08                     --                   3.080
1931                        0.119                      --                   2.36                     --                   2.360
1932                        0.100                      --                   2.43                     --                   2.430
1933                        0.100                      --                   3.35                     --                   3.350
1934                        0.100                      --                   3.68                     --                   3.680
1935                        0.117                      --                   4.64                     --                   4.640
1936                        0.125                  $0.146                   5.72                 $ 0.146                  5.866
1937                        0.125                   0.396                   3.66                   0.542                  4.202
1938                        0.106                      --                   4.25                   0.542                  4.792
1939                        0.100                      --                   4.09                   0.542                  4.632
1940                        0.106                      --                   3.70                   0.542                  4.242
1941                        0.150                      --                   3.34                   0.542                  3.882
1942                        0.156                      --                   3.69                   0.542                  4.232
1943                        0.156                      --                   4.71                   0.542                  5.252
1944                        0.181                      --                   5.54                   0.542                  6.082
1945                        0.174                   0.301                   7.21                   0.843                  8.053
1946                        0.169                   0.625                   6.55                   1.468                  8.018
1947                        0.192                   0.376                   6.13                   1.844                  7.974
1948                        0.245                   0.192                   5.82                   2.036                  7.856
1949                        0.279                   0.202                   6.60                   2.238                  8.838
1950                        0.335                   0.402                   7.21                   2.640                  9.850
1951                        0.276                   0.360                   8.67                   3.000                 11.670
1952                        0.210                   0.254                   9.15                   3.254                 12.404
1953                        0.245                   0.260                   8.59                   3.514                 12.104
1954                        0.250                   0.312                  11.31                   3.826                 15.136
1955                        0.285                   0.517                  12.56                   4.343                 16.903
1956                        0.310                   0.712                  12.63                   5.055                 17.685
1957                        0.275                   0.650                  10.38                   5.705                 16.085
1958                        0.265                   0.545                  13.84                   6.250                 20.090
1959                        0.270                   0.670                  14.04                   6.920                 20.960
1960                        0.265                   0.590                  13.53                   7.510                 21.040
1961                        0.252                   0.665                  15.80                   8.175                 23.975
1962                        0.255                   0.540                  12.74                   8.715                 21.455
1963                        0.255                   0.605                  14.91                   9.320                 24.230
1964                        0.300                   0.645                  16.01                   9.965                 25.975
1965                        0.312                   0.665                  18.07                  10.630                 28.700
1966                        0.337                   0.735                  16.54                  11.365                 27.905
1967                        0.355                   0.840                  19.97                  12.205                 32.175
1968                        0.365                   1.250                  19.69                  13.455                 33.145
1969                        0.350                   1.350                  17.62                  14.805                 32.425
1970                        0.305                   1.020                  15.03                  15.825                 30.855
1971                        0.305                   0.810                  17.87                  16.635                 34.505
1972                        0.305                   1.270                  20.47                  17.905                 38.375
1973                        0.295                   0.840                  16.50                  18.745                 35.245
1974                        0.305                   0.420                  10.77                  19.165                 29.935
1975                        0.270                   0.670                  13.15                  19.835                 32.985
1976                        0.225+                     --+                 15.08                  19.835                 34.915
1977                        0.245                   1.010                  13.12                  20.845                 33.965
1978                        0.340                   0.450                  13.81                  21.295                 35.105
1979                        0.420                   0.910                  16.42                  22.205                 38.625
1980                        0.550                   1.180                  18.88                  23.385                 42.265
1981                        0.720                   2.040                  15.56                  25.425                 40.985
1982                        0.710                   2.010                  16.64                  27.435                 44.075
1983                        0.625                   1.365                  18.25                  28.800                 47.050
1984                        0.545                   2.440                  14.67                  31.240                 45.910
1985                        0.495                   1.085                  16.78                  32.325                 49.105
1986                        0.515                   3.085                  15.42                  35.410                 50.830
1987                        0.490                   1.880                  13.26                  37.290                 50.550
1988                        0.505                   0.490                  14.37                  37.780                 52.150
1989                        0.590                   1.515                  15.58                  39.295                 54.875
1990                        0.485                   0.710                  13.33                  40.005                 53.335
1991                        0.470                   1.140                  15.66                  41.145                 56.805
1992                        0.400                   0.600                  15.16                  41.745                 56.905
1993                        0.340                   1.720                  14.88                  43.465                 58.345
1994                        0.335                   1.390                  12.88                  44.855                 57.735
1995                        0.350                   1.490                  15.43                  46.345                 61.775
1996                        0.335                   2.090                  17.26                  48.435                 65.695
1997                        0.270                   2.680                  18.51                  51.115                 69.625
1998                        0.269                   3.190                  18.76                  54.305                 73.065
1999                        0.167                   3.633                  19.24                  57.938                 77.178
2000                        0.135                   2.406                  16.27                  60.344                 76.614
----------------------------------------------------------------------------------------------------------------------------------
Totals                    $20.977                 $60.344
----------------------------------------------------------------------------------------------------------------------------------

+ A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.
* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  5

26-YEAR RECORD OF AN INVESTMENT IN THE SALOMON BROTHERS FUND INC (UNAUDITED)

This chart shows the 26-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1975, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.

                                                CUMULATIVE NET ASSET VALUE OF
                                            -------------------------------------
                     NET ASSET VALUE         CAPITAL GAIN               INCOME
  END                  OF INITIAL            DISTRIBUTIONS             DIVIDENDS                TOTAL                  TOTAL
OF YEAR                INVESTMENT             REINVESTED              REINVESTED           NET ASSET VALUE         MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
1975                     $12,210               $   644                $   245                 $ 13,099              $ 10,458
1976                      14,002                   758                    511                   15,271                12,515
1977                      12,182                 1,651                    723                   14,556                11,649
1978                      12,823                 2,323                  1,177                   16,323                11,672
1979                      15,246                 4,078                  2,012                   21,336                17,054
1980                      17,530                 6,563                  3,221                   27,314                23,148
1981                      14,448                 8,283                  3,768                   26,499                25,545
1982                      15,450                13,440                  5,738                   34,628                36,158
1983                      16,945                18,180                  7,765                   42,890                43,792
1984                      13,621                20,140                  7,792                   41,553                42,488
1985                      15,571                26,558                 10,616                   52,745                50,323
1986                      14,318                34,825                 11,391                   60,534                59,375
1987                      12,312                37,284                 11,404                   61,000                50,603
1988                      13,343                42,836                 14,765                   70,944                57,392
1989                      14,466                54,541                 18,292                   87,299                72,842
1990                      12,377                50,879                 18,247                   81,503                67,257
1991                      14,540                67,718                 24,439                  106,697                94,536
1992                      14,076                69,938                 26,409                  110,423               100,153
1993                      13,816                81,648                 28,367                  123,831               106,105
1994                      11,950                81,942                 27,197                  121,089                99,966
1995                      14,327               113,015                 36,020                  163,362               141,604
1996                      16,026               149,640                 44,048                  209,714               194,405
1997                      17,187               193,614                 50,406                  261,207               249,599
1998                      17,419               244,625                 54,863                  316,907               307,235
1999                      17,864               315,820                 59,197                  392,881               416,059
2000                      17,506               316,500                 51,057                  385,063               384,590

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

26-YEAR RECORD OF AN INVESTMENT IN THE SALOMON BROTHERS FUND INC (UNAUDITED)

GROWTH OF $10,000

TOTAL MARKET       TOTAL NET          CUMULATIVE             CUMULATIVE NET
VALUE             ASSET VALUE         NET ASSET VALUE        ASSET VALUE OF
$384,590           $385,063           OF INCOME             INCOME DIVIDENDS
                                      DIVIDENDS                REINVESTED
                                      REINVESTED                 $51,057

CUMULATIVE                CUMULATIVE              NET ASSET
NET ASSET             NET ASSET VALUE OF          VALUE OF INITIAL
VALUE OF                 CAPITAL GAIN             INVESTMENT
CAPITAL GAIN             DISTRIBUTIONS
DISTRIBUTIONS              $316,500
REINVESTED

INITIAL MARKET          NET ASSET VALUE OF
VALUE                   INITIAL INVESTMENT
$7,776                       $17,506

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  7

INVESTMENT POLICY

The Salomon Brothers Fund's ("Fund") investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above- average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our share-holders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund's investment policy.

SUMMARY (UNAUDITED)                             FOR THE YEARS ENDED DECEMBER 31,

                                                              2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
Net Assets (millions)                                        $1,642        $1,820         $1,686         $1,545        $1,441
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (000's)                                  100,938        94,608         89,907         83,477        83,477
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                    $16.27        $19.24         $18.76         $18.51        $17.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions Per Share*                                      $2.54         $3.80          $3.46          $2.95         $2.43
------------------------------------------------------------------------------------------------------------------------------------
Market Price Per Share                                      $16.250       $20.375        $18.188        $17.688       $16.000
------------------------------------------------------------------------------------------------------------------------------------
Premium (Discount) from NAV at Year End                       (0.12)%        5.90%         (3.05)%        (4.44)%       (7.30)%
------------------------------------------------------------------------------------------------------------------------------------
Market Price Range (NYSE, symbol SBF):
   High                                                     $19.813       $21.500        $19.813        $19.688       $17.000
------------------------------------------------------------------------------------------------------------------------------------
   Low                                                      $14.938       $17.125        $14.750        $14.875       $13.250
------------------------------------------------------------------------------------------------------------------------------------

* Income and capital gains.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

2000 DISTRIBUTIONS DECLARED (UNAUDITED)     FOR THE YEAR ENDED DECEMBER 31, 2000

                                                         NET                SHORT-TERM           LONG-TERM        TOTAL PAYMENT
PAYMENT DATE            RECORD DATE                INVESTMENT INCOME       CAPITAL GAINS       CAPITAL GAINS        PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March                   March                           $0.0400             $     -              $     -             $0.0400
------------------------------------------------------------------------------------------------------------------------------------
July                    May                              0.0155              0.2919               0.5810              0.8884
------------------------------------------------------------------------------------------------------------------------------------
September               September                        0.0400                   -                    -              0.0400
------------------------------------------------------------------------------------------------------------------------------------
December                December                         0.0393              0.2764               1.2566              1.5723
------------------------------------------------------------------------------------------------------------------------------------
Total                                                   $0.1348             $0.5683              $1.8376             $2.5407
------------------------------------------------------------------------------------------------------------------------------------

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DRPlan"), administered by The Bank of New York as DR Plan Agent ("Agent") for shareholders of The Salomon Brothers Fund Inc ("Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DRPlan your dividends and distributions are promptly invested for you, automatically by the Agent, and you will receive statements from the Agent to simplify your personal records.

THE CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

COST TO YOU

Except as specifically noted, you will not bear any costs of administering the DR Plan. You pay only your pro portionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

TO ENROLL

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Agent at 1-800-432-8224. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DRPlan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  9

MAJOR PORTFOLIO CHANGES (UNAUDITED) FOR THE THREE MONTHS ENDED DECEMBER 31, 2000

ADDITIONS 1                                                             SHARES
--------------------------------------------------------------------------------
Alcoa Inc.                                                             448,000
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                      229,000 2
--------------------------------------------------------------------------------
Celestica Inc.                                                         110,000 2
--------------------------------------------------------------------------------
EMC Corp.                                                              164,000
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                                          175,000 2
--------------------------------------------------------------------------------
Emerson Electric Co.                                                    96,000
--------------------------------------------------------------------------------
Freddie Mac                                                            368,000 2
--------------------------------------------------------------------------------
HCA - The Healthcare Co.                                               573,000
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                    96,000
--------------------------------------------------------------------------------
Microsoft Corp.                                                        230,000
--------------------------------------------------------------------------------
Motorola, Inc.                                                         844,000 2
--------------------------------------------------------------------------------
Oracle Corp.                                                           212,000
--------------------------------------------------------------------------------
PG&E Corp.                                                             348,000 2
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                 95,000
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                      179,000 2
--------------------------------------------------------------------------------

REDUCTIONS                                                              SHARES
--------------------------------------------------------------------------------
Alcatel SA ADR                                                         163,902 3
--------------------------------------------------------------------------------
Associates First Capital Corp.                                         845,000 3
--------------------------------------------------------------------------------
The Bank of New York Co., Inc.                                         167,000
--------------------------------------------------------------------------------
Capital One Financial Corp.                                            321,000
--------------------------------------------------------------------------------
The Coastal Corp.                                                      114,000
--------------------------------------------------------------------------------
Compaq Computer Corp.                                                  402,000
--------------------------------------------------------------------------------
Corning Inc.                                                           184,500
--------------------------------------------------------------------------------
Dell Computer Corp.                                                    305,000 3
--------------------------------------------------------------------------------
Devon Energy Corp.                                                     173,000 3
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                                            248,000
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                                               52,000 3
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                                    290,000 3
--------------------------------------------------------------------------------
International Business Machines Corp.                                   98,000
--------------------------------------------------------------------------------
Invitrogen Corp.                                                       125,839
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                        165,000
--------------------------------------------------------------------------------
Nabisco Group Holdings Corp.                                           920,000 3
--------------------------------------------------------------------------------
Seagate Technology, Inc.                                               260,000 3
--------------------------------------------------------------------------------
Texas Instruments Inc.                                                 192,000 3
--------------------------------------------------------------------------------
Unicom Corp.                                                           295,000 3
--------------------------------------------------------------------------------
WorldCom, Inc.                                                         593,000
--------------------------------------------------------------------------------
1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000


     SHARES                                                        SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
BASIC INDUSTRIES -- 3.9%
       744,000    Alcoa Inc.                                                                                            $ 24,924,000
       265,000    OM Group, Inc.                                                                                          14,475,625
       108,000    Phelps Dodge Corp.                                                                                       6,027,750
       940,000    PolyOne Corp.                                                                                            5,522,500
        79,826    Syngenta AG ADR (a)                                                                                        873,097
       350,000    UPM-Kymmene Oyj ADR                                                                                     12,206,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          64,029,222
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 4.4%
       128,000    Cummins Engine Co., Inc.                                                                                 4,856,000
       402,000    Emerson Electric Co.                                                                                    31,682,625
        73,000    General Dynamics Corp.                                                                                   5,694,000
       516,000    General Electric Co.                                                                                    24,735,750
        90,000    PACCAR Inc.                                                                                              4,432,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          71,400,875
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 5.9%
       683,200    General Motors Corp., Class H Shares (a)                                                                15,713,600
       532,000    SBC Communications Inc.                                                                                 25,403,000
       160,000    UnitedGlobalCom Inc., Class A Shares (a)                                                                 2,180,000
       900,000    Verizon Communications                                                                                  45,112,500
       594,500    WorldCom, Inc. (a)                                                                                       8,323,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          96,732,100
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 9.2%
     1,211,000    Costco Wholesale Corp. (a)(b)                                                                           48,364,313
     1,327,528    Federated Department Stores, Inc. (a)                                                                   46,463,480
       477,000    The Home Depot, Inc.                                                                                    21,792,937
       210,000    The Sherwin-Williams Co.                                                                                 5,525,625
       260,000    SPX Corp. (a)                                                                                           28,128,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         150,275,105
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 10.0%
       854,000    AT&T Corp. -- Liberty Media Group, Class A Shares (a)                                                   11,582,375
       344,000    The Coca-Cola Co.                                                                                       20,962,500
       389,000    Kimberly-Clark Corp.                                                                                    27,498,410
       380,000    McDonald's Corp. (b)                                                                                    12,920,000
       426,000    PepsiCo, Inc.                                                                                           21,113,625
       585,000    Philip Morris Cos. Inc.                                                                                 25,740,000
        49,000    The Quaker Oats Co.                                                                                      4,771,375
       175,000    Ralston Purina Group                                                                                     4,571,875
       565,000    Safeway Inc. (a)                                                                                        35,312,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         164,472,660
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 11

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2000


     SHARES                                                        SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 6.9%
       163,000    Amerada Hess Corp.                                                                                    $ 11,909,188
       391,000    The Coastal Corp.                                                                                       34,530,188
       316,670    Exxon Mobil Corp.                                                                                       27,530,498
           400    Gas Properties (100% owned) (c)                                                                            679,000
                  Royalty Interest (c)                                                                                     1,686,250
       150,000    Royal Dutch Petroleum Co. - NY Shares                                                                    9,084,375
       306,777    Total Fina SA ADR                                                                                       22,298,853
       104,000    Transocean Sedco Forex Inc.                                                                              4,784,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         112,502,352
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 16.5%
       384,000    American Express Co.                                                                                    21,096,000
       358,405    American International Group, Inc.                                                                      35,325,293
     1,078,000    The Bank of New York Co., Inc.                                                                          59,492,125
       235,000    Capital One Financial Corp.                                                                             15,465,937
       405,500    The Chase Manhattan Corp.                                                                               18,424,906
       135,000    The Chubb Corp.                                                                                         11,677,500
       115,000    Comerica Inc.                                                                                            6,828,125
       344,200    FleetBoston Financial Corp.                                                                             12,929,013
       368,000    Freddie Mac                                                                                             25,346,000
       112,000    The Goldman Sachs Group, Inc.                                                                           11,977,000
        64,000    Merrill Lynch & Co.                                                                                      4,364,000
       180,000    Morgan Stanley Dean Witter & Co.                                                                        14,265,000
        80,000    PNC Financial Services Group                                                                             5,845,000
        95,000    Providian Financial Corp.                                                                                5,462,500
       235,000    Washington Mutual, Inc.                                                                                 12,469,688
       179,000    Wells Fargo & Co.                                                                                        9,968,062
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         270,936,149
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE -- 13.6%
       358,500    Abbott Laboratories                                                                                     17,364,844
       334,000    American Home Products Corp.                                                                            21,225,700
       205,000    Eli Lilly and Co.                                                                                       19,077,813
        92,000    Genentech, Inc.                                                                                          7,498,000
       700,000    HCA - The Healthcare Co.                                                                                30,807,000
        70,000    Invitrogen Corp. (a)                                                                                     6,046,250
       425,000    Merck & Co., Inc.                                                                                       39,790,625
       737,000    Novartis AG ADR                                                                                         32,980,750
       680,000    Pfizer Inc.                                                                                             31,280,000
       191,399    Pharmacia Corp.                                                                                         11,675,338
        85,000    Schering-Plough Corp.                                                                                    4,823,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         222,570,070
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
        71,000    Boston Properties, Inc.                                                                                  3,088,500
        95,000    BRE Properties, Inc., Class A Shares                                                                     3,010,313
       225,000    Equity Office Properties Trust                                                                           7,340,625
       100,000    Equity Residential Properties Trust                                                                      5,531,250
       125,000    Spieker Properties, Inc.                                                                                 6,265,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          25,236,313
------------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2000


     SHARES                                                        SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 19.9%
       267,000    America Online, Inc. (a)                                                                              $  9,291,600
        80,000    Applied Materials, Inc. (a)                                                                              3,055,000
        62,000    Applied Micro Circuits Corp. (a)                                                                         4,652,906
       229,000    BEA Systems, Inc. (a)                                                                                   15,414,563
        48,000    Brocade Communications Systems, Inc. (a)                                                                 4,407,000
       110,000    Celestica Inc. (a)                                                                                       5,967,500
     1,096,000    Cisco Systems, Inc. (a)                                                                                 41,922,000
       861,000    Compaq Computer Corp.                                                                                   12,958,050
       216,000    Corning Inc. (b)                                                                                        11,407,500
       464,000    EMC Corp.                                                                                               30,856,000
       175,000    Electronic Data Systems Corp.                                                                           10,106,250
     1,888,000    Genuity Inc. (a)                                                                                         9,558,000
       654,500    Intel Corp.                                                                                             19,798,625
       342,000    International Business Machines Corp.                                                                   29,070,000
        54,000    Mercury Interactive Corp. (a)                                                                            4,873,500
       804,000    Microsoft Corp. (a)                                                                                     34,873,500
       844,000    Motorola, Inc.                                                                                          17,091,000
       398,000    Nokia Corp. ADR                                                                                         17,313,000
       943,000    Oracle Corp. (a)                                                                                        27,405,936
       306,197    Palm, Inc. (a)                                                                                           8,669,203
        51,400    Siebel Systems, Inc. (a)                                                                                 3,475,925
        44,206    VERITAS Software Corp. (a)                                                                               3,868,025
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         326,035,083
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
       373,000    Canadian National Railway Co.                                                                           11,073,438
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.8%
       258,125    Exelon Corp.                                                                                            18,122,956
       348,000    PG&E Corp.                                                                                               6,960,000
       146,000    The Southern Co.                                                                                         4,854,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          29,937,456
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $1,192,037,820)                                                                             1,545,200,823
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.4%
PUBLISHING -- 1.4%
       770,000    The News Corp. Ltd. ADR (Cost -- $16,638,945)                                                           22,378,125
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS -- 0.0%
         8,000    Terex Stock Appreciation Rights (expiring on 5/15/02) (Cost -- $0) (a)                                     132,000
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 13

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2000


    CONTRACTS                                                      SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
PURCHASED PUT OPTIONS -- 0.2%
           785    Corning Inc. (expiring Jan. 2000, exercise price $50.00) (a)(d)                                   $        269,843
           470    Corning Inc. (expiring Jan. 2000, exercise price $93.33) (a)(d)                                          1,903,500
           120    Corning Inc. (expiring Jan. 2000, exercise price $100.00) (a)(d)                                           565,500
           679    Costco Wholesale Corp. (expiring Jan. 2000, exercise price $32.50) (a)(d)                                   21,219
         2,720    McDonalds Corp. (expiring Jan. 2000, exercise price $30.00) (a)(d)                                          51,000
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL PURCHASED PUT OPTIONS
                  (Cost -- $1,420,935)                                                                                     2,811,062
------------------------------------------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                                        SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.7%
COMMUNICATIONS -- 0.3%
   $  5,275,000   Hutchinson Whampoa International, 2.875% due 9/15/03 (e)                                                 5,383,797
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.1%
      2,500,000   Amazon.com Inc., 4.750% due 2/1/09                                                                         937,500
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.3%
     15,000,000   Bell Atlantic Financial Service, 5.750% due 4/1/03 (e)                                                  14,690,625
     15,000,000   NTL Inc., 5.750% due 12/15/09                                                                            7,275,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          21,965,625
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost -- $35,365,702)                                                                                   28,286,922
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
     40,100,000   SBC Warburg Dillon Read Inc., 5.949% due 1/2/00; Proceeds at maturity --
                    $40,126,508; (Fully collateralized by U.S. Treasury Bonds, 10.625% due 8/15/15;
                    Market value -- $40,902,469) (Cost -- $40,100,000)                                                    40,100,000
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,285,563,402*)                                                                           $1,638,908,932
------------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) The following securities were held in escrow at December 31, 2000, to cover outstanding call options written:


        SECURITIES HELD                                    MARKET VALUE                                                NUMBER OF
           IN ESCROW               SHARES                  OF SECURITIES               WRITTEN CALL OPTIONS            CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
    Corning Inc.                   78,500                    $4,145,781           Corning, 1/20/01@ $60.00                 785
    Corning Inc.                   47,000                     2,482,188           Corning, 1/20/01@ $103.33                470
    Corning Inc.                   12,000                       633,750           Corning, 1/20/01@ $106.67                120
    Costco Wholesale Corp.         50,900                     2,032,819           Costco Wholesale Corp.,                  509
                                                                                         1/20/01@ $37.50
    McDonalds Corp.               272,000                     9,248,000           McDonalds Corp.,                       2,720
                                                                                         1/20/01@ $35.00
------------------------------------------------------------------------------------------------------------------------------------

(c) Fair value determined pursuant to procedures established by the Board of Directors.
(d) Contracts in denomination of 100.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR - American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2000

ASSETS:
     Investments, at value (Cost -- $1,285,563,402)               $1,638,908,932
     Receivable for securities sold                                   13,412,250
     Dividends and interest receivable                                 1,745,603
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  1,654,066,785
--------------------------------------------------------------------------------
LIABILITIES:
     Management fee payable                                            2,603,718
     Dividends payable                                                 8,830,419
     Written options, at value (Premiums received -- $1,206,110)
       (Note 4)                                                          530,428
     Payable to bank                                                      40,466
     Accrued expenses                                                    208,024
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                12,213,055
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $1,641,853,730
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                  $  100,938,034
     Capital paid in excess of par value                           1,169,845,498
     Undistributed net investment income                                  13,108
     Accumulated net realized gain on investments and options         17,035,878
     Net unrealized appreciation of investments and options          354,021,212
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $1,641,853,730
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($1.00 par value, 125,000,000 shares
  authorized)                                                        100,938,034
--------------------------------------------------------------------------------
NET ASSET VALUE, per share                                                $16.27
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 15

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
     Dividends                                                    $  17,418,777
     Interest                                                         7,301,601
     Oil royalties                                                      638,720
     Less: Foreign withholding tax                                     (172,362)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                         25,186,736
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                        10,919,860
     Shareholder communications                                         420,461
     Shareholder and system servicing fees                              279,266
     Audit and legal                                                    152,499
     Directors' fees                                                     90,427
     Custody                                                             76,246
     Stock certificates and listing fees                                 48,411
     Other                                                               84,065
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  12,071,235
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                13,115,501
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Net Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)     189,054,825
        Options purchased                                           (23,425,150)
        Options written                                               3,191,208
--------------------------------------------------------------------------------
     NET REALIZED GAIN                                              168,820,883
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
       and Options:
        Beginning of year                                           573,624,236
        End of year                                                 354,021,212
--------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED APPRECIATION                       (219,603,024)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND OPTIONS                                 (50,782,141)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                            $ (37,666,640)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED DECEMBER 31,

                                                                                               2000                   1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                               $   13,115,501         $   16,009,421
     Net realized gain                                                                      168,820,883            325,074,787
     Increase (decrease) in unrealized appreciation                                        (219,603,024)            42,616,408
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                                      (37,666,640)           383,700,616
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                  (14,501,074)           (15,006,165)
     Net realized gains                                                                    (232,309,234)          (326,621,565)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                             (246,810,308)          (341,627,730)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
     Value of shares issued in payment of dividends (2,336,405
        and 4,702,110 shares issued for the years ended
        December 31, 2000 and 1999, respectively)                                            38,013,303             91,713,634
     Value of shares issued through Rights Offering (3,992,766 shares issued)                69,030,386                     --
     Rights Offering costs                                                                     (715,407)                    --
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                                    106,328,282             91,713,634
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                          (178,148,666)           133,786,520

NET ASSETS:
     Beginning of year                                                                    1,820,002,396          1,686,215,876
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                        $1,641,853,730         $1,820,002,396
------------------------------------------------------------------------------------------------------------------------------------
* Including undistributed net investment income of:                                             $13,108             $1,465,114
------------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAPrequires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount and market discount on securities purchased is accreted on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

2. MANAGEMENT FEE AND OTHER
   TRANSACTIONS WITH AFFILIATES

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Hold-ing Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

The investment manager has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SSBC.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

AVERAGE DAILY NET ASSETS                                   ANNUAL FEE RATE
--------------------------------------------------------------------------------
First $350 million                                              0.650%
Next $150 million                                               0.550%
Next $250 million                                               0.525%
Next $250 million                                               0.500%
Over $1 billion                                                 0.450%
--------------------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1999, the performance of the S&P 500 Index exceeded the Fund's performance by 6.50%. However, for the rolling one year period ended June 30, 1999, September 30, 1999 and December 31,1999, the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.94%, 0.13% and 2.74%, respectively, resulting in a total decrease of the base management fee of $28,228. For the rolling one year period ended March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 the performance of the S&P 500 Index was exceeded by the Fund's performance by 11.07%, 5.97%, 9.45% and 7.29%, respectively. This resulted in a total increase of the base management fee of $1,461,605.

Brokerage commissions of $434,662 were paid to Salomon Smith Barney Inc., another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the year ended December 31, 2000.

3. INVESTMENTS

For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                     $1,348,257,727
Sales                                                         $1,456,478,787
--------------------------------------------------------------------------------

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                 $452,719,591
Gross unrealized depreciation                                  (99,374,061)
--------------------------------------------------------------------------------
Net unrealized appreciation                                   $353,345,530
--------------------------------------------------------------------------------

4. OPTION CONTRACTS

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a clos-

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19
ing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held purchased put option contracts with a total cost of $1,420,935.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                         NUMBER OF                PREMIUMS
                                         CONTRACTS             RECEIVED (PAID)
--------------------------------------------------------------------------------
Options written, outstanding at
  December 31, 1999                        1,900                $   522,406
Options written                           42,827                 14,685,510
Options closed in purchase
  transactions                           (21,969)                (9,759,488)
Options expired                          (16,024)                (4,026,216)
Options exercised                         (2,130)                  (216,102)
--------------------------------------------------------------------------------
Options written, outstanding at
  December 31, 2000                        4,604                $ 1,206,110
--------------------------------------------------------------------------------

The following represents the written call option contracts open at December 31, 2000:

  NUMBER OF                                   STRIKE
  CONTRACTS                     EXPIRATION    PRICE      VALUE
--------------------------------------------------------------------------------
   785     Corning Inc.           1/20/01   $  60.00    $159,453
   470     Corning Inc.           1/20/01     103.33       4,406
   120     Corning Inc.           1/20/01     106.67         375
   509     Costco Wholesale
             Corp.                1/20/01      37.50     187,694
 2,720     McDonalds Corp.        1/20/01      35.00     178,500
--------------------------------------------------------------------------------
 4,604     (Premiums received - $1,206,110)             $530,428
--------------------------------------------------------------------------------

5. COMMON STOCK

The Fund issued to its shareholders of record as of the close of business on May 22, 2000 non-transferable Rights to subscribe for up to an aggregate of 11,826,140 shares of Common Stock of the Fund at a rate of one share of Common Stock for ten Rights held at the subscription price of $17.29 per share. During the year ended December 31, 2000, the fund issued a total of 3,992,766 shares of Common Stock on exercise of such Rights. Rights offering costs of $715,407, including financial advisory fees, were charged directly against the proceeds of the Rights Offering. The Fund was advised that Salomon Smith Barney, an affiliate of the investment manager, received a financial advisory fee of $258,519 in connection with its participation in the Rights Offering.

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended December 31:

                                                         2000             1999              1998             1997              1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $19.24           $18.76            $18.51           $17.26            $15.43
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                 0.14             0.18              0.26             0.27              0.33
   Net realized and unrealized gain (loss)              (0.46)            4.08              3.45             3.93              3.91
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     (0.32)            4.26              3.71             4.20              4.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                (0.13)           (0.17)            (0.27)           (0.27)            (0.34)
   Net realized gains                                   (2.41)           (3.63)            (3.19)           (2.68)            (2.09)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (2.54)           (3.80)            (3.46)           (2.95)            (2.43)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSET VALUE
   DUE TO SHARES ISSUED ON
   REINVESTMENT OF DIVIDENDS                               --             0.02                --               --              0.02
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSET VALUE
   DUE TO SHARES ISSUED
   THROUGH RIGHTS OFFERING                              (0.10)              --                --               --                --
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS OFFERING COSTS                                   (0.01)              --                --               --                --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $16.27           $19.24            $18.76           $18.51            $17.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, BASED ON MARKET VALUE                      (8.0)%*          34.6%             22.6%            29.5%             38.7%
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)                     $1,642           $1,820            $1,686           $1,545            $1,441
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                              0.65%            0.56%             0.52%            0.53%             0.51%
   Net investment income                                 0.71             0.90              1.39             1.46              1.96
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    76%              73%               68%              49%               52%
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                             $16.250          $20.375           $18.188          $17.688           $16.000
------------------------------------------------------------------------------------------------------------------------------------

* Total market value return taking into consideration the rights offering would have been (7.7)%.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 21

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2001

--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Summary of quarterly results of operations:

                                                                AMOUNTS IN THOUSANDS AND PER SHARE
                                                                        THREE MONTHS ENDED
                                ----------------------------------------------------------------------------------------------------
                                MARCH 31, 2000              JUNE 30, 2000            SEPT. 30, 2000             DEC. 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Net investment
   income                     $  4,166    $0.04         $  2,971    $ 0.03        $  2,627     $ 0.03        $   2,636    $ 0.03
Net realized &
   unrealized gain (loss)     $143,233    $1.50         $(35,831)   $(0.37)       $(17,832)    $(0.19)       $(140,352)   $(1.40)

                                                                        THREE MONTHS ENDED
                                ----------------------------------------------------------------------------------------------------
                                MARCH 31, 1999              JUNE 30, 1999            SEPT. 30, 1999             DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Net investment
   income                     $  4,322    $0.05         $  4,109    $ 0.05       $   3,386     $ 0.04        $   4,192    $ 0.04
Net realized &
   unrealized gain (loss)     $ 62,602    $0.70         $207,537    $ 2.31       $(163,430)    $(1.82)       $ 260,982    $ 2.89

TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:
        * A corporate dividends received deduction of 36.53%.
        * Total long-term capital gain distributions paid of $183,817,288.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 23

ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On May 11, 2000, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

1. The election of Charles F. Barber, Andrew L. Breech, Carol L. Colman, William
   R. Dill, Clifford M. Kirtland, Jr., Robert W. Lawless, Heath B. McLendon, Louis P. Mattis and Thomas F. Schlafly as Directors of the Fund;
2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000; and
3. The approval of an amendment to the Articles of Incorporation.

The results of the vote on Proposal 1 were as follows:

                                                       VOTES                % OF SHARES            VOTES           % OF SHARES
NAME OF DIRECTORS                                        FOR                   VOTED              AGAINST             VOTED
------------------------------------------------------------------------------------------------------------------------------------
Charles F. Barber                                   75,075,791                 97.3%              2,119,726            2.7%
Andrew L. Breech                                    75,550,897                 97.9               1,644,620            2.1
Carol L. Colman                                     75,482,150                 97.8               1,713,367            2.2
William R. Dill                                     75,435,144                 97.7               1,760,373            2.3
Clifford M. Kirtland, Jr.                           75,127,756                 97.3               2,067,761            2.7
Robert W. Lawless                                   75,505,242                 97.8               1,690,275            2.2
Heath B. McLendon                                   75,415,954                 97.7               1,779,563            2.3
Louis P. Mattis                                     75,545,664                 97.9               1,649,853            2.1
Thomas F. Schlafly                                  75,461,129                 97.8               1,734,388            2.2
------------------------------------------------------------------------------------------------------------------------------------

The results of the vote on Proposal 2 were as follows:

    VOTES                  % OF SHARES                   VOTES              % OF SHARES            VOTES           % OF SHARES
     FOR                      VOTED                     AGAINST                VOTED             ABSTAINED            VOTED
------------------------------------------------------------------------------------------------------------------------------------
74,991,591                    97.1%                     929,285                1.2%              1,274,641            1.7%
------------------------------------------------------------------------------------------------------------------------------------

The results of the vote on Proposal 3 were as follows:

    VOTES                  % OF SHARES                   VOTES              % OF SHARES            VOTES           % OF SHARES
     FOR                      VOTED                     AGAINST                VOTED            ABSTAINED*           VOTED*
------------------------------------------------------------------------------------------------------------------------------------
55,637,734                    72.1%                    4,459,294               5.8%             17,098,489            22.1%
------------------------------------------------------------------------------------------------------------------------------------

*Includes broker no votes of 13,478,027.

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (UNAUDITED)

SALOMON BROTHERS FUND: HELPING INVESTORS GROW THEIR WEALTH SINCE 1929

You've already harnessed the wealth-building power of Salomon Brothers Fund ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan-available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

DIVIDEND REINVESTMENT PLAN (DR PLAN)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

      1. All dividends and capital gains (long-term and short-term) in additional shares of SBF
      2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash
      3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

CASH PAYMENT PLAN: BUYING ADDITIONAL SHARES DIRECTLY FROM / THROUGH SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 25

CERTIFICATE OF DEPOSIT

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

WHO CAN PARTICIPATE IN THESE PLANS?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

HOW DOES THE DIVIDEND REINVESTMENT PLAN WORK?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

HOW DO I ENROLL IN THE DIVIDEND REINVESTMENT PLAN?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders
the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

CAN I WITHDRAW FROM THE DIVIDEND REINVESTMENT PLAN OR
CHANGE MY REINVESTMENT OPTION?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11002
      New York, NY 10286-1002
      Tel: 1-800-432-8224

IMPORTANT NOTES TO THIS SECTION:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessay for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 27

HOW ARE SHARES PURCHASED FOR THE CASH PAYMENT PLAN?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

WHO IS THE "AGENT" AND WHAT ARE ITS RESPONSIBILITIES?

The Bank of New York acts as the Agent for the Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

IS THERE ANY TAX ADVANTAGE TO PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

TERMS AND CONDITIONS OF AUTHORIZATION FOR AMENDED AND RESTATED AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").
   (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.
   (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.
2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.
   (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.
   (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.
   (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.
3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.
4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions,

                          THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     / / (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     / / (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     / / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 29

       (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.
       The Agent will confirm the purchases so made as soon as practicable after the purchases are made.
5. No certificate with respect to reinvested dividends and diIstributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.
6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.
7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.
8.     (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.
       (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.
       (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes. If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.
9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.
10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to
       Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.
11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.
12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.
13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.
14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.
Any inquiries regarding the Plans should be directed to the Agent at:
                THE BANK OF NEW YORK
                Investor Relations Department
                P.O. Box 11002
                New York, New York 10286-1002 1-800-432-8224

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                                         THE BANK OF NEW YORK
                                         P.O. Box 1958
                                         Newark, NJ 07101-9774
                                         Att: Dividend Reinvestment Department

                                         DATED:_____________________, 20____


                          PLEASE SIGN, DATE AND RETURN
                           USING THE ENCLOSED ENVELOPE

                                         -------------------------------------
                                         Signature

                                         -------------------------------------
                                         Signature (if held jointly)

               Please sign exactly as your name(s) appear hereon.
                               THIS IS NOT A PROXY

--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

BOARD OF DIRECTORS


Charles F. Barber                Consultant; formerly Chairman, ASARCO Inc.
                                 Member of the Audit Committee

Andrew L. Breech                 President, Dealer Operating Control Service, Inc.
                                 Member of the Proxy Committee

Carol L. Colman                  Consultant, Colman Consulting
                                 Member of the Audit Committee

William R. Dill                  Consultant; formerly President, Boston Architectural Center;
                                 formerly President, Anna Maria College
                                 Member of the Nominating Committee

Heath B. McLendon                Chairman and President, Managing Director, Salomon Smith Barney, Inc.;
                                 President and Director, SSB Citi Fund Management LLC and Travelers
                                 Investment Adviser, Inc.

Clifford M. Kirtland, Jr.        Member of the Advisory Committee, Nero Moseley Partners;
                                 formerly Director, Oxford Industries, Inc., Shaw Industries, Inc.
                                 Graphic Industries, Inc. and CSX Corp.; formerly Chairman and
                                 President, Cox Communications, Inc.
                                 Member of the Proxy Committee

Robert W. Lawless                President and Chief Executive Officer, University of Tulsa;
                                 formerly President and Chief Executive Officer, Texas Tech
                                 University and Texas Tech University Health Sciences Center
                                 Member of the Proxy Committee

Louis P. Mattis                  Consultant; formerly Chairman and President, Sterling Winthrop Inc.
                                 Member of the Nominating Committee

Thomas F. Schlafly               Of counsel to Blackwell Sanders Peper Martin LLP (Law Firm);
                                 President, The Saint Louis Brewery, Inc.
                                 Member of the Audit and Nominating Committees

ADDITIONAL INFORMATION (UNAUDITED)

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 31

OFFICERS


Heath B. McLendon                                         Chairman and President

Lewis E. Daidone                                          Executive Vice President and Treasurer

Michael A. Kagan                                          Executive Vice President

Mark McAllister                                           Executive Vice President

Anthony Pace                                              Controller

Christina T. Sydor                                        Secretary

Janet S. Tolchin                                          Assistant Treasurer

Robert A. Vegliante                                       Assistant Secretary

SERVICE PROVIDERS

Salomon Brothers Asset Management Inc.                    Investment Manager
7 World Trade Center
New York, New York 10048

The Bank of New York                                      Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

PNC Bank                                                  Custodian
8800 Tinicum B'lvd.
Suite 200
Philadelphia, Pennsylvania 19153

Simpson Thacher & Bartlett                                Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP                                Independent Accountants
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------
    SALOMON BROTHERS
    ---------------------
         ASSET MANAGEMENT

SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

1-800-SALOMON
WWW.SBAM.COM

SBFANN 12/00

                                      SBF
                                     Listed
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE